May 1, 2022

Summary

Prospectus

USAA NASDAQ-100 INDEX FUND

Fund Shares (USNQX) ⬛ Institutional Shares (UINQX) ⬛ Class A (UANQX) ⬛ Class C (UCNQX) ⬛ R6 Shares (URNQX)

Before you invest, you may want to review the Fund's statutory prospectus, which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund including the Fund's Statement of Additional Information ("SAI") online at VictoryFunds.com. You also can get this information at no cost by calling (800) 235-8396 or by sending an e-mail request to VictoryMail@vcm.com. The Fund's statutory prospectus and SAI dated May 1, 2022, are incorporated hereby by reference.

You also may obtain this information at no cost from your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

Investment Objective

The USAA Nasdaq-100 Index Fund (the "Fund") seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index1. The Nasdaq-100 Index (the "Index") represents 100 of the largest nonfinancial stocks

®

traded on The Nasdaq Stock Market .

1Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for our use.

Fund Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more USAA Mutual Funds or Victory Funds. More information about these and other discounts is available under Investing with the USAA Mutual Funds on page 36 of the Fund's prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your financial intermediary.

Shareholder Fees

(fees paid directly from your investment)

	Fund	Inst.			R6
	Shares	Shares	Class A Class C Shares

Maximum Sales
Charge (load)
Imposed on
Purchases (as a
percentage of
offering price)	None	None	2.25%	None	None

Maximum
Deferred Sales
Charge (load)
(as a percentage of
the lower of
purchase or sales			None1	1.00%2	None
price)	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Fund	Inst.			R6
	Shares	Shares	Class A Class C Shares

Management Fee	0.20%	0.20%	0.20%	0.20%	0.20%

Distribution and/or
Service (12b-1)
Fees	None	None	0.25%	1.00%	None

Other Expenses	0.22%	0.24%	0.58%	1.09%	0.10%

Total Annual
Fund Operating
Expenses	0.42%	0.44%	1.03%	2.29%	0.30%

Fee Waiver/
Reimbursement
from Adviser	None	None	(0.33%)	(0.84%)	None

Total Annual
Fund Operating
Expenses after	0.42%3	0.44%3	0.70%3	1.45%3	0.30%3
Reimbursement

1A contingent deferred sales charge of 0.75% may be imposed on Class A with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.

2Applies to shares sold within 12 months of purchase.

3Victory Capital Management Inc. (the "Adviser") has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.48% of the Fund Shares, 0.44% of Institutional Shares, 0.70% of Class A shares, 1.45% of Class C shares, and 0.40% of the R6 Shares, through at least June 30, 2023. The Adviser is permitted to recoup fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and the expense limitation agreement for each class of shares is not continued beyond its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Fund Shares	$43	$135	$235	$530

Inst. Shares	$45	$141	$247	$555

Class A	$295	$508	$744	$1,422

Class C
(If you sell your
shares at the end
of the period.)	$248	$621	$1,135	$2,549

Class C
(If you do not sell
your shares at the
end of the period.)	$148	$621	$1,135	$2,549

R6 Shares	$31	$ 97	$169	$381

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance.

For the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategy

The Fund's principal investment strategy is, under normal market conditions, to invest at least 80% of the Fund's assets in the common stocks of companies composing the Index. This strategy may be changed upon 60 days' written notice to shareholders. The Index is an index composed of 100 of the largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market based on market capitalization.

In seeking to track the performance of the Index, the Fund will normally invest in all the common stocks of companies in the Index in roughly the same proportions as their weightings in the index. While the Fund attempts to replicate the Index, there may be times when the Fund and the Index do not match exactly. At times, the Fund may purchase a stock not included in the Index when it believes doing so would be a cost-efficient way of approximating the Index's performance, for example, in anticipation of a stock being added to the Index. To the extent that the Index concentrates in the securities of a particular industry or group of industries, the Fund will similarly concentrate its investments. As of the date of this Prospectus, the Fund's investments are not concentrated in any industry or group of industries, although the Fund's investments are more focused in the technology sectors, consistent with the Index.

The Fund is non-diversified and expects to hold a larger portion of its assets in a smaller number of issuers.

Principal Risks

The Fund's investments are subject to the following principal risks:

Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.

Non-Diversification Risk –The Fund is non-diversified, which means that it may invest a larger portion of its assets in a smaller number of issuers. This could make the Fund more susceptible to economic or credit risks than a diversified fund.

Sector Risk – To the extent the Fund's investments are concentrated in an industry or group of industries or focused in one or more sectors, such as technology sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments and could make the Fund's performance more volatile. For example, the values of companies in the information technology sector are particularly vulnerable to economic downturns, short product cycles and aggressive pricing, market competition and changes in government regulation.

Tracking Error Risk – While the Fund attempts to match the performance of the Index as closely as possible before the deductions of fees and expenses, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund's performance may be affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. Changes in the Fund's cash flow may affect how closely the Fund tracks the Index.

Passive Management Risk – The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Fund's Index or of the actual securities included in the Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance could be lower than actively managed funds that can shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.

Large Shareholder Risk – The actions by one shareholder or multiple shareholders may have an impact on a Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of a Fund's distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on a Fund's shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 education savings plan) is permitted to invest in a Fund, a Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on a Fund.

Derivatives Risk – The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, proposed and current regulations may limit the Fund's ability to invest in derivatives.

Any investment involves risk, and there is no assurance that a Fund's objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in a Fund.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional broad-based securities market index with investment characteristics similar to the Fund.

Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund's most current performance information is available on the Fund's website at VictoryFunds.com or by calling (800) 235- 8396.

Calendar Year Returns for Fund Shares

60%

48.30%

45%
38.86%
36.00%
32.29%
30%	26.96%

17.46% 18.75%

15%

9.09%

6.68%

0%

-0.44%

-15%

2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Year-to-date return of Fund Shares as of March 31, 2022, was -8.99%.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	30.14%	June 30, 2020
Lowest Quarter Return	-16.84%	December 31, 2018

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or

401(k) plan, the after-tax returns shown in the table are not relevant to you.

Average Annual Total Returns

For Periods Ended December 31, 2021

		5 Years	10 Years
		(or Life	(or Life
	1 Year	of Class)	of Class)

Fund Shares

Return Before Taxes	26.96%	28.06%	22.49%

Return After Taxes on Distributions	25.60%	27.48%	22.09%

Return After Taxes on Distributions and Sale of Fund Shares	16.84%	23.26%	19.53%

Institutional Shares

Return Before Taxes	26.93%	39.14%*	N/A

Class A

Return Before Taxes	23.75%	36.72%*	N/A

Class C

Return Before Taxes	24.67%	37.77%*	N/A

R6 Shares

Return Before Taxes	27.14%	26.51%*	N/A

Indexes

Nasdaq-100 Index (reflects no deduction for fees, expenses, or taxes)	27.51%	28.63%	23.15%

Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	27.60%	25.32%	19.79%

*Inception date of R6 Shares is March 1, 2017. Inception date of Institutional Shares, Class A, and Class C is June 29, 2020.

Management of the Fund	Purchase and Sale of Shares

Investment Adviser

Victory Capital Management Inc. (the "Adviser") serves as the Fund's investment adviser.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.

The portfolio manager primarily responsible for the day-to-day management of the Fund is a member of the Adviser's Victory Solutions platform.

Portfolio Manager

Tenure with
	Title	the Fund

Mannik S. Dhillon,	President, VictoryShares and	Since 2019
CFA, CAIA	Solutions

Investment	Fund	Inst.			R6
Minimums	Shares	Shares	Class A	Class C	Shares

Minimum
Initial
Investment	$3,000	$1,000,000	$2,500	$2,500	None

Minimum
Subsequent
Investments	$50	None	$50	$50	None

You may purchase or sell Fund Shares on any business day through VictoryFunds.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182593, Columbus, OH 43210- 2593. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

For Class A and Class C shares, a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts ("IRAs"), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

R6 Shares generally are available only through employer- sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. R6 Shares also are available to endowment funds and foundations. Please contact your plan administrator or recordkeeper to purchase or sell (redeem) shares from your retirement plan.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions for investments in all share classes except the R6 Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

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